Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit 10.2

AMENDMENT TO

SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment, effective as of January 1, 2014 (the "Effective Date"), modifies the Supply and Distribution Agreement between Heska Corporation ("Heska") and Boule Medical AB ("Boule"), dated June 17, 2003, hereinafter referred to as "Amendment No. 9", as modified by Amendment Letter dated June 1, 2004 (hereinafter referred to as "Amendment No. 1"), Amendment Letter dated December 31, 2004 (hereinafter referred to as "Amendment No. 2"), Amendment Letter dated July 12, 2005 (hereinafter referred to as "Amendment No. 3"), Amendment Letter dated March 20, 2007 (hereinafter referred to as "Amendment No. 4"), Amendment Letter dated January 23, 2008 (hereinafter referred to as "Amendment No. 5"), Amendment to Supply and Distribution Agreement effective as of October 1, 2008 (hereinafter referred to as "Amendment No. 6"), Amendment to Supply and Distribution Agreement effective as of June 1, 2011 (hereinafter referred to as "Amendment No. 7") and Amendment to Supply and Distribution Agreement effective as of January 1, 2013 (hereinafter referred to as "Amendment No. 8"), collectively referred to as the "Original Agreement".

1.	Section 1.2. "Analyzer", of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.2 "Analyzer" means the HemaTrue or a three (3) part analyzer sold which is substantially mechanically identical sold in the Field and the Territory. The [***] is specifically excluded from this definition. For the avoidance of doubt, the Exigo800 would be included in this definition if sold in the Field and the Territory.

2.	Section 1.12. A new section 1.12 [***] consisting of the following is hereby added to the Original Agreement.

1.12 [***] means [***].

3.	Section 1.13. A new section 1.13 "Exigo800" consisting of the following is hereby added to the Original Agreement.

1.13 "Exigo800" means the BM800 Hematology Analyzer manufactured by Boule and sold by Boule to any party other than Heska.

4.	Section 1.14. A new section 1.14 "HemaTrue" consisting of the following is hereby added to the Original Agreement.

1.14 "HemaTrue" means the BM800 Veterinary Hematology Analyzer (HemaTrue™ Veterinary Hematology Analyzer) manufactured by Boule and sold by Heska in the Field.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

5.	Section 2.6. A new Section 2.6 "Boule Sales in the Field and the Territory" consisting of the following is hereby added to the Original Agreement.

2.6 Boule Sales in the Field and the Territory. Through September 30, 2014, Boule shall not sell any hematology analyzer, including but not limited to the Exigo800 and [***], directly in the Field and the Territory or indirectly via a third-party in the Field and the Territory. Beginning on October 1, 2014, Boule may sell [***] as well as [***] reagents (subject to Section 3.8) in the Field and the Territory without regard to Section 3.7 of the Original Agreement, whether directly or indirectly via a third-party. Boule shall not sell the Exigo800 into the Field and the Territory, whether directly or indirectly via a third-party, until the end of the five year period of post-termination supply of HemaTrue reagents discussed in Section 3.6 "Consumables" of the Original Agreement.

6.	Section 3.6. The following shall be added just prior to the period ending the first full sentence of Section 3.6 "Consumables" of the Original Agreement:

, with the exception of HemaTrue reagents which will continue to be supplied, on an exclusive basis, to Heska by Boule under the terms of this agreement for a period of five (5) years following the termination of this contract and as contemplated in Section 3.8

6.	Section 3.8. A new Section 3.8 "Exclusive Consumables" consisting of the following is hereby added to the Original Agreement.

3.8 Exclusive Consumables. Boule agrees to sell Heska the HemaTrue reagents on Appendix A3 on an exclusive basis, including during the period of post-termination supply contemplated in section 3.6 of the Original Agreement and point 5 of the side letter dated June 1, 2004. As part of this exclusive obligation, Boule agrees to use separate software from the current HemaTrue software for any other system using the same or similar reagents, including but not limited to the Exigo800 [***]. Boule shall not sell to, nor cooperate with, any third-party directly or indirectly attempting to use or allow the use of non-HemaTrue reagents on a HemaTrue.

7.	Appendix A5. Appendix A5 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A5 attached hereto.

8.	Purchase Minimum. Boule acknowledges Heska has met its minimum purchase obligation for 2013. The minimum purchase commitment for 2014 shall be [***] Analyzers.

9.	No Other Changes. Except as expressly modified by this Amendment No. 9, all other provisions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 9 by their duly authorized representatives.

SIGNED:

Heska Corporation		Boule Medical AB
By:	/s/ Jason Napolitano	By:	/s/ Claes Blanche
Name:	Jason Napolitano	Name:	Claes Blanche
Title:	Chief Financial Offiecer	Title:	Chief Executive Officer
Date:	May 6. 2014	Date:	May 16, 2014

 Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix A5

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Heska agrees to make orders of the following Products in units divisible by two. Payment for fifty percent (50%) of the units in each shipment shall be made in Euros and fifty percent (50%) in U.S. dollars. The Euro price shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement. The U.S. dollar prices shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement.

Art no	Description	Price Net Euro	Price Net USD

INSTRUMENTS
1400060	HemaTrue™ Veterinary Hematology Analyzer System with MPA	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO

SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment, effective as of July 11, 2014 (the "Effective Date"), modifies the Supply and Distribution Agreement between Heska Corporation ("Heska") and Boule Medical AB ("Boule"), dated June 17, 2003, hereinafter referred to as "Amendment No. 10", as modified by Amendment Letter dated June 1, 2004 (hereinafter referred to as "Amendment No. 1"), Amendment Letter dated December 31, 2004 (hereinafter referred to as "Amendment No. 2"), Amendment Letter dated July 12, 2005 (hereinafter referred to as "Amendment No. 3"), Amendment Letter dated March 20, 2007 (hereinafter referred to as "Amendment No. 4"), Amendment Letter dated January 23, 2008 (hereinafter referred to as "Amendment No. 5"), Amendment to Supply and Distribution Agreement effective as of October 1, 2008 (hereinafter referred to as "Amendment No. 6"), Amendment to Supply and Distribution Agreement effective as of June 1, 2011 (hereinafter referred to as "Amendment No. 7"), Amendment to Supply and Distribution Agreement effective as of January 1, 2013 (hereinafter referred to as "Amendment No. 8") and Amendment to Supply and Distribution Agreement effective as of January 1, 2014 (hereinafter referred to as "Amendment No. 9"), collectively referred to as the "Original Agreement".

1.	Appendix A5. Effective January 1, 2015, Appendix A5 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A5 attached hereto.

2.	Purchase Minimum. The minimum purchase commitment for 2015 shall be [***] Analyzers.

3.	Section 5.5. Section 5.5 "Marketing Efforts", of the Original Agreement is hereby deleted in its entirety and replaced with the following:

5.5 Marketing Efforts. Heska shall in performing this Agreement devote reasonable commercial efforts to market, distribute and sell the Product in the Territory and in the Field [***].

4.	Section 5.6. Section 5.6 "Reports", of the Original Agreement is hereby deleted in its entirety and replaced with the following:

During the term of the Agreement, Heska shall within one month from the expiry of each Calendar Half Year submit to Boule a report on the placement of Analyzers for such Calendar Half Year substantially similar in format to Appendix R.

5.	Report for Calendar Half Year ending June 30, 2014. Boule acknowledges Heska has submitted the Calendar Half Year report for the six months ended June 30, 2014 required under Section 5.6 of the Original Agreement on Appendix R.

6.	Rescission of Termination Notice and Release of Past Claims. The notice of termination in Heska’s letter dated July 1, 2014 is hereby rescinded by Heska and the Original Agreement, as amended hereby, shall continue in full force and effect in accordance with its terms. Boule and Heska both believe the other to be in compliance with the terms of the Original Agreement and hereby each waive and release any and all claims and rights to relief of any kind for breach, default or non-performance by the other party under the Original Agreement.

7.	No Other Changes. Except as expressly modified by this Amendment No. 10, all other provisions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 10 by their duly authorized representatives.

SIGNED:

Heska Corporation		Boule Medical AB

By:	/s/ Jason Napolitano	By:	/s/ Claes Blanche

Name:	Jason Napolitano	Name:	Claes Blanche

Title:	Chief Financial Officer	Title:	Chief Executive Officer
Date:	July 30, 2014	Date:	29.07.2014

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix A5

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA and is effective on January 1, 2015.

Heska agrees to make orders of the following Products in units divisible by two. Payment for fifty percent (50%) of the units in each shipment shall be made in Euros and fifty percent (50%) in U.S. dollars. The Euro price shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement. The U.S. dollar prices shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement.

Art no	Description	[***]	Price Net Euro	Price Net USD

INSTRUMENTS
1400060	HemaTrue™ Veterinary Hematology Analyzer System with MPA	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix R

[***]